UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 27, 2005
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                      0-26028                22-2671269

(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

Item 8.01   Other Events

On January 27, 2005 the registrant issued a press release entitled, "Imaging Diagnostic Systems, Inc. Releases Letter to Shareholders" written by Tim Hansen, CEO. The letter is a brief status update of the three top priorities stated in Mr. Hansen's initial letter to shareholders released in October 2004.

This press release is attached as Exhibit 99.1 to this report and is incorporated by reference.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

               (c) Exhibits

Exhibit No.             Description of Exhibits

99.1 Press release dated January 27, 2005, entitled, "Imaging Diagnostic Systems, Inc. Releases Letter to Shareholders" written by Tim Hansen, CEO.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated January 27, 2005


                                            /s/ Allan L. Schwartz
                                            ---------------------
                                            By: Allan L. Schwartz
                                            Executive Vice President
                                            Chief Financial Officer